Exhibit (c)(6)
8 Jan 2010 12:10 1/49 Set At PCN 703.07.01 PRELIMINARY DRAFT [Graphic Appears Here] Discussion Materials Prepared for the Atlas Special Committee Goldman, Sachs & Co. December 9, 2009
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8 Jan 2010 12:10 2/49 PRELIMINARY DRAFT Disclaimer [Graphic Appears Here] se. tax y not no not The and an these ntial purpo of future has are ion”) solely income kind. does by Confidential ts of any Confide tax analyses) , investment activities GS ed and other any assuming mation may not be state of her obligations) of ounting and other suggest person Information The for any and brokerage without limitation information. than other Company. ee”) of Atlas (the “Company”) in upon income any such any Confidential financing, assumed, or the relied federal and any favorable the to or imposing for less in US GS hedging, tes or any currency or commodity that may be upon or Company available used the ordinary course of these activities and services, liability the analyses be or relied more any of ors (the “Special Committ person, person any kind (including tax opinions and other without has The actually may be sold or purchased. The may any management, GS assume liabilities law. that to structure, risk significantly any other not be and tax any disclose Information, does may assets under alternative by and ial banking and financial advisory services, securities trading counseling, s persons and entities. In the positions and investments, as well as actively trade or effect transactions, in any of their respective affilia leteness of all of the financial, legal, regulatory, tax, acc GS ll not be on behalf of the Company. Analyses based upon forecasts rities) and financial instruments (including bank loans and ot and which the person other sumes no responsibility for updating or revising the Confidential Information. upon of any treatment ect to, and governed by, any written agreement between the Company, the Board benefits GS, any relied Company may Confidential results, or to tax by or the the future appraisal to such or monetary, market and other conditions as in effect on, and the information made available to planning, unt and for the accounts of their customers. to reviewed actual Company compared contrary, action described herein and all materials of preparing or the as In of disclosed the relating financial evaluation of her party to any transaction and with to herein publicly, herein Company investment, sources. discussed indicative solvency to to other independent the the to, referred referred anything to principal necessarily an and/or provided made evaluate or provided not to alternative are not are Confidential Information, including this disclaimer, is subj has Goldman, Sachs & Co. (“GS”) has prepared and provided these materials and GS’s related presentation (the “Confidential Informat for the information and assistance of the Special Committee of the Board of Direct connection with its consideration of the matters referred to herein. Without GS’s prior written consent, the Confidential Infor circulated Notwithstanding treatment and tax structure of any trans that and/or any committee thereof, on the one hand, and GS, on the other hand. GS and its affiliates are engaged in investment banking, commerc management, other financial and non-financial activities and services for variou GS and its affiliates may at any time make or hold long or short the equity, debt and other securities (or related derivative secu third parties, the Company, any ot involved in any transaction for their own acco The Confidential Information has been prepared and based on information obtained by GS from publicly available sources, the Company’s management responsibility for independent verification, the accuracy and comp information provide ac counting, tax, legal or regulatory advice. GS’s role in any due diligence review is limited solely to performing such a review as it shall deem necessary to support its own advice and analysis and sha results analyses, and GS does not assume responsibility if future results are materially different from those forecast. GS obligation appraisals nor do they necessarily reflect the prices at which businesses or securities Information does not address the underlying business decision of the Company to engage in any transaction, or the relative meri strategic Information is necessarily based on economic, GS as of, the date of such Confidential Information and GS as
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8 Jan 2010 12:10 3/49 Table of Contents [Graphic Appears Here] Supporting Materials Overview of Atlas Projections Per Atlas Management Market Perspectives and Valuation Analyses Selected Alternatives for Atlas II. Appendix A: I. III. PRELIMINARY DRAFT s y ma except a s) agent rials of any kind out Goldman other and representatives, employees, your of each (and you e tax treatment and tax structure of the transaction and all mate law, securities applicable with compliance enable Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and to disclose to any and all persons the US federal income and stat required (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, with Sachs imposing any limitation of any kind.
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8 Jan 2010 12:10 1/49 PRELIMINARY DRAFT [Graphic Appears Here] ions Per Atlas Management Overview of Atlas Project I. 1 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:10 2/49 PRELIMINARY DRAFT as Management (Base Case) Atlas Projections Per Atl ($ in millions) [Graphic Appears Here] | | | | | | | | | | | | | | | 0.4% 161.6% 33.2% 2.8% NM 34.7% 2.1% NM 38.2% 27.4% 2009 — 2013 CAGR 148 332 480 106 23 129 (9) 101 19 120 0 4 (40) 85 $ 2013 E $ $28.0% $ $26.9% 19.3% $ $25.0% 20.0% 150 225 375 108 0 108 (8) 103 (3)100 0 4 (33) 71 $ 2012 E $ $33.9% $ $28.9% 38.5% $ $26.7% 38.8% 136 101(23) 78 (6) 98 (26)72 0 3 (25) 50 144 280 $ $ $ $ 2011 E $ $39.7% $27.9% 34.4% 25.7% 38.3% 150 51 200 103(45) 58 (6) 99 (47)52 0 3 (21) 34 $ $ $ $ 2010 E $ $31.3% $29.0% 48.4% 26.0% 58.3% 146 7 153 95(56) 39 (6) 93 (60)33 0 3 (4) 32 $ $ $ $ $ 2009 E $ $25.7% 21.6% A EV-DO FMC Billings (Non-GAAP) % Growth EV-DO FMC EBITD % Margin % Growth Depreciation & Amortization EV-DO FMC EBIT % Margin % Growth Financing Expenses Net Interest (Expense) / Income Tax Expense Net Income of $39.6mm owed by Nortel in 2009 (including interest). recovery full Management Corporate Risk Adjustments Includes Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include [1] 2 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:10 3/49 PRELIMINARY DRAFT Atlas Cash Flow & Cash Projections Per Atlas Management Base Case ($ in millions) [Graphic Appears Here] Projected Cash Flow from Operations Projected Cash Balance $467 $395 $333 Nortel Payment $259 40 $301 $72 $62 219 $43 $36 $32 2010E 2009E 2012E 2011E 2013E 2010E 2009E 2012E 2011E 2013E Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments 3 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:10 4/49 PRELIMINARY DRAFT Atlas Projections Per Atlas Management (Downside Case) ($ in millions) • Case Base Management Atlas to relative estimates Management billings Atlas of per margins rate EV-DO the gross 100% in at estimates decline constant fall to Femto faster and assumed to Assumes change Projections Opex No • | | | | | | | | | | | | | | | (14.7)% 161.6% 28.0% (14.5)% NM 17.1% (16.4)% NM 18.3% 9.6% 2009 — 2013 CAGR 77 332 410 51 23 74 (9) 45 19 65 0 4 (22) 46 $ $ $3.6% $ $2.5% $ 2013 E $ 24.1% 18.0% 15.8% 225 330 71 0 71 (8) 66 (3) 63 0 3 (21) 45 105 $ $ $ $ $ 2012 E $ $ 32.9% 21.6% 34.5% 19.1% 34.6% 136 248 76 (23)53 (6) 72(26) 47 0 3 (16) 33 112 $ $ $ $ $ 2011 E $ $ 35.4% 21.3% 20.6% 18.8% 23.6% 51 183 88 (45)44 (6) 85(47) 38 0 3 (15) 25 132 $ $ $ $ $ 2010 E $ $ 20.1% 24.0% 12.0% 20.6% 14.9% 7 153 95 (56)39 (6) 93(60) 33 0 3 (4) 32 146 $ $ $ $ $ 2009 E $ $ 25.7% 21.6% A EV-DO FMC Billings (Non-GAAP) % Growth EV-DO FMC EBITD % Margin % Growth Depreciation & Amortization EV-DO FMC EBIT % Margin % Growth Financing Expenses Net Interest (Expense) / Income Tax Expense Net Income [Graphic Appears Here] guidance. FMC projections remain unchanged. Downside Case EV-DO and FMC projections include Management Corporate Risk Adjustments Includes recovery of $39.6mm from Nortel in 2009. Source: Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decreasing at 100% of billings fall-off per Atlas Management [1] [Graphic Appears Here] 4 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:10 5/49 PRELIMINARY DRAFT Atlas Projections Per Atlas Management (Upside Case) ($ in millions) • Management Atlas per onward 2010 from Femto and EV-DO to Adjustments Risk Corporate no Assumes estimates | | | | | | | | | | | | | | | 0.8% 166.4% 35.0% 5.0% NM 48.7% 4.5% NM 53.4% 41.2% 2009 — 2013 CAGR 150 357 508 116 76 192 (9) 110 72 182 0 5 (60) 128 2013 E $ $18.9% $ $37.8% 14.6% $ $35.9% 14.7% $ 155 272 427 117 50 167 (8) 112 47 159 0 4 (52) 111 2012 E $ $19.4% $ $39.2% 18.6% $ $37.2% 17.9% $55.7% 62.0% 152 206 358 111 30 141 (6) 107 28 135 0 4 (46) 93 $ 2011 E $ $58.6% $ $39.5% 67.4% $ $37.7% 72.6% 73 225 (24)84 (6) (27)78 0 3 (31) 50 152 109 105 $ $ $ 2010 E $ $47.7% $37.4% 114.8% $34.7% 137.4% 7 153 95 (56)39 (6) 93 (60)33 0 3 (4) 32 146 $ $ $ $ $ 2009 E $ $25.7% 21.6% A % Margin % Growth EV-DO FMC Billings (Non-GAAP) % Growth EV-DO FMC EBITD % Margin % Growth Depreciation & Amortization EV-DO FMC EBIT Financing Expenses Net Interest (Expense) / Income Tax Expense Net Income [Graphic Appears Here] Includes recovery of $39.6mm from Nortel in 2009. Source: Atlas projections per Atlas Management (Upside Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009 with Upside Case EV-DO and FMC projections excluding Management Corporate Risk Adjustments. [1] [Graphic Appears Here] 5 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:10 6/49 PRELIMINARY DRAFT Atlas Historical Results vs. Atlas Management Budget | | | | | | | | | | | | | | | Actual 146.9 34.8 12.6 140.1 4.2 2.1 0.5 $ 2008 Plan 162.2 32.2 15.7 135.0 19.6 6.1 1.4 $ Actual 142.2 34.9 91.8 138.6 0.2 3.4 $ 2007 Plan 135.6 31.2 44.0 132.0 3.0 0.5 $ Actual 151.9 71.3 25.1 143.2 8.7 $ [1] 2006 Plan 123.0 47.3 32.0 113.0 10.0 $ [1] in millions) $ Billings / Revenue Cash Flow from Operations Billings By Product Line EV-DO Femto Gateway ( Total Company Operating Profit Other / Specialty [Graphic Appears Here] changed in 2007 to a Billings model. 2006 numbers are shown in the prior, revenue-based method, upon which management was measured. methods Accounting Source: Atlas Management presentation (16-April-2009) [1] 6 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:10 7/49 PRELIMINARY DRAFT Atlas Projections Per Atlas Management vs. Wall Street | | | | | | | | | | | | | | | NA 35 NA 85 176 141 2010E $ 15.0% 20.0% 80.0% 48.4% 28 NA NA 91 153 125 Barclays (29-Jul-09)[1] 2009E $ 4.1% 18.1% 81.9% 59.3% — 19 NA NA 93 161 142 2010E $ 8.0% 11.8% 88.2% 57.8% NA 19 NA 95 149 130 Research Projections Needham (29-Oct-09)[1] 2009E $ 1.3% 12.6% 87.4% 63.6% — NA 41 NA 96 192 151 2010E $ 29.4% 21.5% 78.5% 50.2% NA 21 NA 94 148 127 Avondale (09-Nov-09)[1] 2009E $ 1.0% 14.2% 85.8% 63.4% — 53 95 87 200 154 2010E $ 31.3% 26.4% 76.8% 47.6% 43.5% 22 98 92 153 136 2009E $ 3.9% 14.3% 88.9% 64.1% 60.2% 14 99 94 Management Projections 147 133 2008A $ 9.3% 90.7% 67.2% 63.9% in millions) % Growth % Margin % Margin % Margin % Margin $ Billings (Non-GAAP) COGS on Billings Gross Profit on Billings Total Opex (incl. Share Based Comp.) Total Opex (excl. Share Based Comp.) Base Case ( pre-tax in 2009 and $8.2mm pre-tax in 2010). Management Corporate Risk Adjustments Pro-forma Net Income on Billings and EPS does not include Stock Based Compensation (estimated by Atlas Management to be $5.9mm Atlas Management does not project fully diluted share counts. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include 1 2 [Graphic Appears Here] 7 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:10 8/49 PRELIMINARY DRAFT [Graphic Appears Here] Market Perspectives and Valuation Analyses II. 8 Market Perspectives and Valuation Analyses
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8 Jan 2010 12:10 9/49 PRELIMINARY DRAFT Overview of Atlas Equity Performance Since IPO [Graphic Appears Here] [Graphic Appears Here] Atlas Volume of 04-Dec-2009 as Bloomberg Source: 9 Market Perspectives and Valuation Analyses
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8 Jan 2010 12:10 10/49 PRELIMINARY DRAFT Atlas Relative Equity Performance [Graphic Appears Here] PriceIndexed | | | | | | | | | | | | | | | 3 Months (3.1)% 33.2% 29.9% 48.1% 3.3% (4.5)% 10.6% (3.1)% 5.8% (14.3)% (26.5)% (22.4)% 6 Months 6.9% 30.3% (12.4)% 53.9% (1.8)% 25.0% 22.8% (2.8)% 28.2% (21.5)% (31.1)% (19.7)% 9 Months 13.5% 164.8% 36.5% 119.9% 66.2% 135.5% 58.4% (6.5)% 137.1% 12.5% 19.9% 93.8% 12 Months 23.7% 251.4% (1.5)% 264.3% 42.1% 46.2% 57.6% 13.8% 89.4% (22.6)% 29.7% 11.8% 18 Months 14.9% 21.9% (35.3)% 104.4% (48.4)% (51.4)% (9.7)% (15.5)% (10.9)% (52.1)% (54.5)% (60.1)% Share Price Performance Over Time Net Cash (% of Market Cap) 56.5% 24.2% 32.1% 14.7% 60.1% NM 17.9% 19.3% 16.0% 1.7% 5.0% NM Atlas Acme Packet Infinera Starent Networks Sonus Networks Alcatel-Lucent Cisco Systems Ericsson Motorola Nokia RIM ADC Telecommunications 93.6% (4.9)% (12.0)% (46.8)% (60.8)%(69.1)% (74.3)% Nov- 2009 Jul- 2009 Feb- 2009 Sep- 2008 May- 2008 Daily from 20-Jul-2007 to 04-Dec-2009 Dec- 2007 Relative Equity Performance Since IPO Jul- 2007 220% 190% 160% 130% 100% 70% 40% 10% (20)% [Graphic Appears Here] includes: Alcatel-Lucent, Cisco, Ericsson, Motorola, Nokia, and RIM. Wireless Subsystems include: ADC, CommScope, and Powerwave. Commtech Other Source: Bloomberg as of 04-Dec-2009 Note: 10 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 11/49 PRELIMINARY DRAFT Atlas Shares Traded at Various Prices [Graphic Appears Here] 180% 120% 60% 0% | | | | | | | | | | | | | | | 180%120%60% 0% Outstanding) Outstanding) (% SharesTraded Shares Shares (% Traded Shares Outstanding) Outstanding) (% SharesTraded Shares Shares (% Traded Shares 18% [Graphic Appears Here] 6.57 to 7.00 [Graphic Appears Here] | | | | | | | | | | | | | | | 28% 7.05 to 7.89 10% 6.75 to 7.00 79% 6.21 14% 6.5 130% 5.38 14% 6.24 Since IPO Last 6 Months 92% 4.54 Daily from 20-Jul-2007 to 04-Dec-2009 Weighted Average Price: 5.87 USD 23% 5.99 17% 3.70 to 4.53 Total Shares Traded as Percent of Shares Outstanding: 156.67% 11% 5.74 to 5.98 | | | | | | | | | | | | | | | 30% 6.15 45% 5.72 LTM 27% 5.3 21% 4.87 to 5.29 Daily from 04-Dec-2008 to 04-Dec-2009 Weighted Average Price: 5.92 USD Total Shares Traded as Percent of Shares Outstanding: 63.98% 200% 150% 100% 50% 0% 180% 120% 60% 0% [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] | | | | | | | | | | | | | | | 8% 6.79 to 7.00 8% 6.58 11% 6.37 Last 3 Months 3% 6.16 7% 5.95 to 6.15 [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Daily from 04-Jun-2009 to 04-Dec-2009 Weighted Average Price: 6.34 USD Total Shares Traded as Percent of Shares Outstanding: 32.51% g: 16.52% Daily from 04-Sep-2009 to 04-Dec-2009 Weighted Average Price: 6.53 USD Total Shares Traded as Percent of Shares Outstandin held by Matrix, Qualcomm Inc., Atlas Management and Unicorn Trust / Float outstanding of 28.3mm as of 30-Sep-2009 defined as total basic shares outstanding (62.6mm as of 30-Oct-2009) less shares Mr. Guraj Deshpande (34.2mm). Source: Bloomberg as of 04-Nov-2009 [1] 11 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 12/49 PRELIMINARY DRAFT Research Analysts Views on Atlas [Graphic Appears Here] | | | | | | | | | | | | | | | 8.50 8.00 $ $7.50 7.50 7.00 $$ $ 5.50 Target Price $ Sell Recommendation Hold 9 9 Buy 9 9 9 Date 09-Nov-09 03-Nov-09 03-Nov-09 25-Nov-09 03-Nov-09 03-Nov-09 Months Covered 17 21 NA NA 28 28 Analyst ondale Partners Needham & vian Securities Fitzgerald Capital Bank Av Company A Canton Barclays Deutsche $7.50 Price: $6.31 Current Median Price Target: Analyst Recommendation Evolution Selected Commentary CDMA networks, and the company’s distribution partner shifting from the sixth largest wireless infrastructure vendor (NT) to the largest (ERIC) the short and long-term “With wireless data usage growing 30% per year, Atlas 30% worldwide market share in outlook for Atlas is outstanding.” • LLC 2009 Partners 9, November Avondale “We believe the fundamentals of Atlas’ core EV- DO business remain solid and we are encouraged by management commentary suggesting this business should see growth in 2010. Separately, we expect 2010 to finally be a year of commercial femto shipments, which should drive growth in that segment as well.” • 2009 Company 30, • & July Needham — Deutsche Bank October 29, 2009 “We think that Atlas could potentially be an attractive primary-source vendor at various Tier-1/2 3G-CDMA femto rollouts and a potential second source vendor at various UMTS femto opportunities.” November 2008 [Graphic Appears Here] May 2009 December 2009 Hold 50.0% Buy 50.0% Hold 50.0% Buy 50.0% nalysts: 6 A Analysts: 6 market data as of 04-Dec-2009 IBES, Thomson Source: 12 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 13/49 PRELIMINARY DRAFT Atlas vs. Selected Comparables Projections Per Atlas Management (Base Case) [Graphic Appears Here] 2008 — 2010 Revenue Growth 33.9% 26.3% 20.7% 16.8% 4.6% [Graphic Appears Here] 2.2% [Graphic Appears Here] 0.7% [Graphic Appears Here] 0.2% [Graphic Appears Here] (3.2%) (10.1%) ADC (9.9%) Nokia Ericsson (10.8%) (10.7%) (11.2%) Sonus (17.9%)Powerwave CommScope Atlas (Mngmt) Infinera RIM Cisco Motorola Alcatel-Lucent Atlas (Wall Street) Starent Acme Packet 2009 / 2010 EBITDA Margin 33.1% 26.8% 29.0% 32.7% 34.5% 27.2% 31.2% 30.5% 26.2% 25.7% 23.7% 24.8% 18.1% 16.6% 12.3% 11.3% 9.3% 14.8% 10.3% 7.4% NM 8.7% 4.6% 8.2% 4.3% NM NM 5.1% 0.5% [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Infinera (15.0%) Atlas (Mngmt) Atlas (Wall Street) Starent Acme Packet Sonus RIM Cisco Nokia Ericsson Motorola Alcatel-Lucent Powerwave CommScope ADC 2008 — 2010 EBITDA Growth 44.2% 39.2% 29.5% 28.5% 23.3% 22.4% 9.4% [Graphic Appears Here] (3.2%) [Graphic Appears Here] NM NM [Graphic Appears Here] (3.2%) [Graphic Appears Here] 6.3% CommScope Motorola [Graphic Appears Here] [Graphic Appears Here] Alcatel-Lucent (23.5%) Nokia Atlas (Mngmt) Starent Acme Packet Sonus Infinera RIM 2009 Ericsson 2010 Cisco ADC Powerwave Atlas (Wall Street) Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments. Source: Atlas projections per Wall Street Research and per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Comparables projections per Thomson IBES Note: Atlas financials based on billings for management and Wall Street Research. 13 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 14/49 PRELIMINARY DRAFT Atlas vs. Selected Comparables Projections Per Atlas Management (Base Case) [Graphic Appears Here] 2009 / 2010 EV / Revenue 7.2x 5.8x 4.1x 3.4x 3.3x 3.1x 2.2x 2.2x 1.2x 1.2x 0.7x 0.7x 0.7x 1.1x 1.1x 0.7x 0.7x 0.3x 0.3x 0.8x 0.8x 0.8x 0.8x 1.7x 1.1x 1.9x 1.2x 1.3x 0.9x 0.7x [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] RIM [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] ADC $603 [Graphic Appears Here] $434 Atlas (Mngmt) Atlas (Wall Street) Starent $2,768 Acme Packet $737 Infinera $955 Sonus Cisco Nokia Ericsson Motorola Alcatel-Lucent Powerwave CommScope Market Capitalization $33,797 $598 $31,418 $145,264 $8,007 $47,919 $2,441 $19,220 $185 2009 / 2010 EV / EBITDA 20.8x 17.8x 15.8x 15.6x 14.3x 12.5x 10.5x 10.1x 9.4x 8.9x 8.2x 7.8x 7.6x 7.3x 6.9x 6.8x 6.7x 6.2x 6.0x 5.5x 4.8x 4.7x 4.1x [Graphic Appears Here] Motorola Alcatel-Lucent 3.5x [Graphic Appears Here] 3.2x [Graphic Appears Here] NM NM NM NM [Graphic Appears Here] RIM [Graphic Appears Here] Nokia Ericsson ADC NM Atlas (Mngmt) Cisco Powerwave CommScope Atlas (Wall Street) Starent Acme Packet Infinera Sonus 2009 / 2010 P / E 38.0x 36.7x 33.2x 27.5 27.4x 24.1x 18.8x 17.5x 16.9x 16.7x 16.2x 16.1x 14.3x 14.2x 14.0x 13.5x 13.2x 12.7x 12.4x 12.4x [Graphic Appears Here] 12.3x 11.7x 10.8x [Graphic Appears Here] Atlas (Mngmt) 6.3x NM NM NM NM [Graphic Appears Here] RIM 16.2x 2009 [Graphic Appears Here] NM NM [Graphic Appears Here] NM Atlas (Wall Street) 7.8x Starent Acme Packet | | | | | | | | | | | | | | | Infinera NM Sonus NM Cisco 15.6x Nokia Ericsson Motorola Alcatel-Lucent Powerwave CommScope ADC NM [1] 2009 P / E (ex-Cash) 22.6x 36.7x 14.9x 20.7x NM NM NM NM 2010 Pro forma earnings calculated by subtracting after-tax interest income on net cash from Pro forma price per share calculated by subtracting net cash per share from current share price. projections per Thomson IBES, market data as of 04-Dec-2009 Assumes tax rate of 35% and cash generates interest of 1.5%. “NM” represents “Not Meaningful” as company has positive net debt or negative earnings. forecasted net income. Source: Atlas projections per Wall Street Research and, per Atlas Management (Base Case) based on Management presentations to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments. Comparables Note: Airvana financials based on billings for management and Wall Street Research. [1] 14 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 15/49 PRELIMINARY DRAFT Historical Valuation Metrics [Graphic Appears Here] Forward EV / Billings EBITDA [Graphic Appears Here] EBITDA Billings EV / Forward 20x Multiple P / E Forward [Graphic Appears Here] Oct- 2007 Feb- 2008 May- 2008 Sep- 2008 Jan- 2009 Apr- 2009 Aug- 2009 Dec- 2009 [Graphic Appears Here] Daily from 18-Oct-2007 to 04-Dec-2009 Daily from 18-Oct-2007 to 04-Dec-2009 P / E P / E (ex. Cash)[2] 1-Year Average EV / EBITDA 1-Year Average Commtech includes: Starent, Acme Packet, Infinera, Sonus, RIM, Ericsson, Cisco, Alcatel-Lucent, Nokia, Motorola, ADC, CommScope and Powerwave Pro forma price per share calculated by subtracting net cash per share from current price per share. Pro forma earnings calculated by subtracting after-tax interest income on net cash from forecasted net income. Assumes tax rate of 35% and cash generates interest of 1.5%. Source: Capital IQ, Thomson IBES, Wall Street Research, Bloomberg as of 04-Dec-2009 Note: Due to the lack of consistent coverage since IPO, 2008A Billings EBITDA was used as a proxy for forecasted 2008 Billings EBITDA. 1 2 15 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 16/49 PRELIMINARY DRAFT n Analysis at Various Preliminary Atlas Valuatio Hypothetical Prices ($ in millions) [Graphic Appears Here] 8.00 $26.8% 64.6% 28.8% 30.2% 25.1% 34.9% 64.3% 14.3% 14.3% 7.50 $18.9% 45.7% 20.8% 22.0% 17.3% 26.5% 54.0% (4.9%) 7.00 $10.9% 26.6% 12.7% 13.9% 18.0% 43.7% 6.50 $33.5% (7.1%) (7.1%) 6.31 $(1.3%) 29.6% (9.9%) (9.9%) Current Share Price Adjustments. Market data as of 04-Dec-2009 Note: Hypothetical analysis provided solely for illustrative purposes and does not necessarily reflect views on value or the price that a buyer would be willing to pay. Historical cash balance as of end of Q3 2009 includes full recovery of $39.6mm cash from Nortel. Pro forma price per share calculated by subtracting net cash per share from current price per share. Pro forma earnings calculated by subtracting after-tax interest income on net cash from forecasted net income. Assumes tax rate of 35% and cash generates interest of 1.5%. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk 1 2 16 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 17/49 PRELIMINARY DRAFT Present Value of Future Share Price Analysis Based on EV / EBITDA Multiple ($ in millions, except per share data) [Graphic Appears Here] 10.49 72.2 $ 129 419 (395) 814 [1] 7.92 5.81 YE 2012 $ Downside Case $ $ 10.02 $ 71.4 7.57 6.06 108 351 (333) 684 $ $ YE 2011 $ — 9.62 Base Case Upside Case $7.02 5.93 78 254 555 70.3 $ $ YE 2010 $ (301) [3] Present Value of Future Share Price Analysis Future Share Price 1-yr Fwd EBITDA[2] Net Debt / (Cash) Implied Equity Fully Diluted # of Shares (mm) Present Value of Implied EV Value Sensitivity Analysis Atlas Management Projections (Base Case) Present Value of Future Share Price r Exit Yea [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas Management Projections (Downside Case) Present Value of Future Share Price r Exit Yea [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas Management Projections (Upside Case) Present Value of Future Share Price r Exit Yea [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas projections s Management). The -2009, 14.1mm outstanding options as of 31-Oct-2009 with a weighted strike price of $3.55 per Atlas Q3 2009 10Q filing and Atla Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management guidance. per Atlas Management (Upside Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009 with Upside Case EV-DO and FMC projections excluding Management Corporate Risk Adjustments. Discounted to 31-Dec-2009 at a 12.5% discount rate. Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.2x as of 04-Dec-2009. Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 30-Oct analysis does not include any future stock options grant. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case and Downside Case EV-DO and FMC projections include Management Corporate Risk Adjustments. Atlas projections per 1 2 3 17 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 18/49 PRELIMINARY DRAFT Present Value of Future Share Price Analysis Based on P / E Multiple ($ in millions, except per share data) [Graphic Appears Here] | 15.37 $ 85 73.2 $1,078 [1] 10.34 5.87 YE 2012 $ Downside Case $ 15.11 $9.78 6.43 71 899 72.6 $ $ $ YE 2011 — 14.29 Base Case Upside Case $8.03 5.51 50 642 71.1 $ $ YE 2010 $ Present Value of Future Share Price Analysis [3] [2] Fully Diluted # of Shares (mm) Present Value of Future Share Price 1-yr Fwd Net Income Implied Equity Value Sensitivity Analysis Atlas Management Projections (Base Case) Present Value of Future Share Price r Exit Yea [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas Management Projections (Downside Case) Present Value of Future Share Price r Exit Yea [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas Management Projections (Upside Case) Present Value of Future Share Price r Exit Yea [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas projections Management). The nt gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management guidance. per Atlas Management (Upside Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009 with Upside Case EV-DO and FMC projections excluding Management Corporate Risk Adjustments. 2009, 14.1mm outstanding options as of 4-Dec-2009 with a weighted strike price of $3.55 per Atlas Q3 2009 10Q filing and Atlas Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case and Downside Case EV-DO and FMC projections include Management Corporate Risk Adjustments. Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a consta Discounted to 31-Dec-2009 at a 12.5% discount rate. Enterprise value based on Atlas 1-year forward P / E multiple of 12.7x as of 04-Dec-2009. Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 4-Dec- analysis does not include any future stock options grant. [1] 2 3 18 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 19/49 PRELIMINARY DRAFT x-Cash Multiple ($ in millions, except per share data) Present Value of Future Share Price Analysis Based on P / E E [Graphic Appears Here] | | | | | | 82 488 395 883 72.5 12.17 $ $ [1] 11.59 8.55 6.02 YE 2012 $ $ Downside Case $ — 8.14 6.32 68 407 333 740 71.8 10.30 11.09 $ $ $ $ $ YE 2011 — Base Case Upside Case 10.58 7.42 6.11 48 70.7 8.35 288 301 590 $ $ $ $ $ YE 2010 [3] Present Value of Future Share Price Analysis [4] [2] Fully Diluted # of Present Value of Future Share Price 1-yr Fwd Adj. Net Income Implied Equity Value (ex-Cash) Cash Implied Equity Value (incl. Cash) Shares (mm) Implied Future Share Price Sensitivity Analysis Atlas Management Projections (Base Case) Present Value of Future Share Price r Exit Yea [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas Management Projections (Downside Case) Present Value of Future Share Price r Exit Yea [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas Management Projections (Upside Case) Present Value of Future Share Price r Exit Yea [Graphic Appears Here] [Graphic Appears Here] Atlas projections s Management). The nt gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management guidance. per Atlas Management (Upside Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009 with Upside Case EV-DO and FMC projections excluding Management Corporate Risk Adjustments. -2009, 14.1mm outstanding options as of 04-Dec-2009 with a weighted strike price of $3.55 per Atlas Q3 2009 10Q filing and Atla Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a consta Discounted to 31-Dec-2009 at a 12.5% discount rate. After tax interest income added back to net income. Enterprise value based on Atlas 1-year forward P / E Ex-Cash multiple of 6.0x as of 04-Dec-2009. Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 30-Oct analysis does not include any future stock options grant. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case and Downside Case EV-DO and FMC projections include Management Corporate Risk Adjustments. Atlas projections per 1 2 3 4 19 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 20/49 PRELIMINARY DRAFT Discounted Cash Flow Analysis [Graphic Appears Here] Atlas Management Projections (Base Case) Atlas Management Projections (Downside Case) [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] $2.60 $2.58 | | | | | | | | | High 2.27 2.37 $ $ Low 2.14 2.23 2.28 1.74 $ $ $ $ Opex 50% 75% Reduction Sensitivity —— — 6.20 $ % of Revenue Decline in Opex —— — 7.35 $6.04 - 6.68 — $ $2.47 2.32 Total Value: Total Value (ex-Femto)[1]: $ $ 2.62 2.60 $$ High 3.04 3.08 $ $ Low 2.86 2.90 2.27 1.73 $ $ $ $ Opex 50% 75% Reduction Sensitivity —— — 6.82 $ % of Revenue Decline in Opex Savings —— — 7.97 $6.63 - 7.26 — $ $3.13 2.94 Total Value: Total Value (ex-Femto)[1]: $$ [Graphic Appears Here] [Graphic Appears Here] Cash EV-DO Femto Cash EV-DO Femto • after Q4 to of of of [3] • [2] of cash Femto end shares share net balance of 70.4mm as to per funding diluted Value estimated fully breakeven $182mm Fully 69.8mm • • 16.5-18.5% at with value DCF rate no 9-year discount Assumes perpetuity • • type) +/-25-30% (venture (Acme pre-funded with terminal losses cash DCF rate multiple existing 4-year discount 11.5x-13.5x EBITDA 1.0x) Excludes with • • after Q4 to of of of 3 2 of cash Femto end shares share net balance of 69.8mm as to per funding diluted Value estimated fully breakeven $182mm Fully 69.2mm • • 16.5-18.5% at with value DCF rate no 9-year discount Assumes perpetuity • • type) +/-25-30% (venture (Acme pre-funded with terminal losses cash DCF rate multiple existing 4-year discount 11.5x-13.5x EBITDA 1.0x) Excludes with • nt gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management guidance. Market data as of s Management). The -2009, 14.1mm outstanding options as of 31-Oct-2009 with a weighted strike price of $3.55 per Atlas Q3 2009 10Q filing and Atla Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a consta 04-Dec-2009 Assumes Femto shutdown January 2010 with no pre funding. Value of Cash net of cash used to pre-fund Femto losses, assuming a 1.5% return on cash. Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 30-Oct analysis does not include any future stock options grant. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case and Downside Case EV-DO and FMC projections include Management Corporate Risk Adjustments. Atlas projections per 1 2 3 20 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 21/49 PRELIMINARY DRAFT e Case) - Downside Case Sensitivity Discounted Cash Flow Analysis Atlas Management Projections (Downsid [Graphic Appears Here] Cumulative Cash Burn from Femto Rev. % of Atlas Mgmt Projections (Downside Case) Net Cash for Femto Burn Rev. % of Atlas Mgmt Projections (Downside Case) Opex % of Atlas Management Projections (Downside Case) [Graphic Appears Here] Opex % of Atlas Management Projections (Downside Case) [Graphic Appears Here] PV of Femto Terminal Value per Share PV of Femto Terminal Value Rev. % of Atlas Mgmt Projections (Downside Case) Rev. % of Atlas Mgmt Projections (Downside Case) Opex % of Atlas Management Projections (Downside Case) [Graphic Appears Here] Opex % of Atlas Management Projections (Downside Case) [Graphic Appears Here] Rev. % of Atlas Mgmt Projections (Downside Case) Opex % of Atlas Management Projections (Downside Case) [Graphic Appears Here] 2009 Assumes 70mm fully diluted shares outstanding and $2.39 equity value per share for EV-DO business per Downside Case DCF analysis and $259 of available cash to fund margin and operating expenses decline at 100% rate of billings decline per Atlas Management guidance. Market data as of 04-Dec- Assumes Femto business shutdown at 0 value when no cash remains to fund operations. Source: Downside Case EV-DO and FMC projections include Management Corporate Risk Adjustments. Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit Note: Assumes 27.5% WACC, a 12.5x EV / EBITDA terminal value multiple, and a tax rate of 35.0% on Femto. Femto business. 21 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 22/49 PRELIMINARY DRAFT Discounted Cash Flow Analysis [Graphic Appears Here] Atlas Management Projections (Upside Case) Total Value: $12.19 — $14.11 Total Value (ex-Femto)[1]: $6.61 — $6.82 $7.50 $5.76 $3.26 [Graphic Appears Here] $3.06 Opex Reduction Sensitivity $3.37 $3.34 [Graphic Appears Here] | | | | | | | | | High 3.20 3.23 $ $ Low 3.00 3.03 $ $ 50% 75% —— — Cash EV-DO Femto • after Q4 to of of of [3] • [2] of cash Femto end shares share net balance of 73.2mm as to per funding diluted Value estimated fully breakeven $244mm Fully 72.7mm • • 16.5-18.5% at with value DCF rate no 9-year discount Assumes perpetuity • • type) +/-25-30% (venture (Acme pre-funded with terminal losses cash DCF rate multiple existing 4-year discount 11.5x-13.5x EBITDA 1.0x) Excludes with • s Management). The -2009, 14.1mm outstanding options as of 31-Oct-2009 with a weighted strike price of $3.55 per Atlas Q3 2009 10Q filing and Atla Assumes Femto shutdown January 2010 with no pre funding. Value of Cash net of cash used to pre-fund Femto losses, assuming a 1.5% return on cash. Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 30-Oct analysis does include any future stock options grant. Source: Atlas projections per Atlas Management (Upside Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009 with Upside Case EV-DO and FMC projections excluding Management Corporate Risk Adjustments. Market data as of 04-Dec-2009 1 2 3 22 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:10 23/49 PRELIMINARY DRAFT [Graphic Appears Here] Selected Alternatives for Atlas III. 23 Selected Alternatives for Atlas
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8 Jan 2010 12:10 24/49 PRELIMINARY DRAFT Overview of Atlas Selected Alternatives [Graphic Appears Here] Rationale • of business nature expansion of generative Femto delivery flow fund to through cash initiatives from business creation Femto Benefit other on EV-DO and Value plan • Considerations • FMC large future / and and and rollout unused timing LTE EV-DO with slowdown with Nortel Femto EV-DO of between structure around history dynamics accelerated of ownership stock synergies capital balance Uncertainty industry Potential termination Ericsson Volatile Limited business Inefficient cash • [Graphic Appears Here] Status Quo / Continue to Invest Recapitalize the Business Sell the Business Atlas • through value driving efficiency on remuneration dividend concerns structure shareholder ordinary capital shareholders risks and Increase special creation Improved Alleviate reinvestment • • stock leveraged to trading stocks for stability impact technology available provided negatively risk be has paying to may finance unlikely balance payout dividend Debt recapitalization Cash and Few Increased • • and value current floor immediately to provides value premium full a price proposal realize capture share to to current Potential Potential historical Existing • • of realize forward buyers to firms difficult equity moved strategic businesses private two only potentially development of but explored WholeCo of Previously or value stage number Femto Femto given Large approached • 24 Selected Alternatives for Atlas
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8 Jan 2010 12:10 25/49 PRELIMINARY DRAFT Leverage Considerations for Atlas ($ in billions) [Graphic Appears Here] Bank Loan Volumes — LTM Observations $5.0 $3.9 $3.1 $2.3 $1.2 $1.0 Jun- 09 [Graphic Appears Here] $0.0 $0.0 $0.1 [Graphic Appears Here] Aug- 09 Jul-09 [Graphic Appears Here] Nov- 08 Dec- 08 Jan- 09 Feb- 09 Mar- 09 Apr- 09 May- 09 Sep- 09 Oct- 09 Nov- 09 High Yield Bond Market Volumes — LTM $26.0 $22.8 $19.5 $18.0 $17.7 $16.4 $10.5 $10.1 $5.9 Majority has been historically LBO debt (Sungard, Avaya, First Data), most of which has not been distributed and remain with underwriters Markets beginning to show strength but remain very selective Volume remains muted for bank loans High yield market has seen strong issuance in the last Technology has seen very little debt issuance No public market technology recap in last two years Atlas will only have access to bank markets given size Access for LBO easier than public recap given validation Limited to no leverage in comparable groups few months — suggesting lenders unlikely to fund public recaps of private equity and new capital invested below debt | | | | | | | | | $4.1 Feb- 09 $2.2 Mar- 09 $0.7 $0.0 [Graphic Appears Here] Nov- 08 Dec- 08 Jan- 09 Apr- 09 May- 09 Jun- 09 Aug- 09 Jul-09 Sep- 09 Oct- 09 Nov- 09 Source: Goldman Sachs Syndicate Desk 25 Selected Alternatives for Atlas
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8 Jan 2010 12:10 26/49 PRELIMINARY DRAFT ture Share Price Analysis (Incl. Dividends) Recapitalization - Special Dividend Atlas Management Projections (Base Case) — Fu ($ in millions, except per share data) [Graphic Appears Here] [1] Presentation Value of Future Share Price Analysis Sensitivity Analysis Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] PV of Dividend per Share (DPS) PV of Share Price (ex-DPS) Present Value of Future Share Price $3.33 [Graphic Appears Here] [Graphic Appears Here] Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] YE 2009 1-yr Fwd EBITDA [2] Implied EV Net Debt / (Cash) Implied Equity Value [3] Fully Diluted # of Shares (mm) 62.6 [Graphic Appears Here] [Graphic Appears Here] Share Share per Future Implied Price Dividend $3.33 | | | | | | | | | 129419(50) 469 76.1 6.16 0.78 4.05 0.51 YE 2012 $ $$ $ $ 108351(50) 401 76.1 5.28 0.39 3.99 0.30 $ $$ $ $ YE 2011 — 78254(50) 304 75.9 4.00 0.53 $ 3.48 0.46 $ $ $ $ YE 2010 100% of the available FCF, with a minimum cash balance of $50mm Discounted to 31-Dec-2009 at a 15.0% discount rate. Assuming an initial special dividend of $209mm and then a distribution of Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.2x as of 04-Dec-2009. Assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 30-Oct-2009, 14.1mm outstanding options as of 31-Oct-2009 with a weighted strike price of $3.55 per Atlas Q3 2009 10Q filing and Atlas Management). The analysis does not include any future stock options grant. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments. 1 2 3 26 Selected Alternatives for Atlas
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8 Jan 2010 12:10 27/49 PRELIMINARY DRAFT ice Analysis (Incl. Dividends) ownside Case) — Future Share Pr Recapitalization - Special Dividend Atlas Management Projections (D ($ in millions, except per share data) [Graphic Appears Here] [1] Present Value of Future Share Price Analysis Sensitivity Analysis Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] PV of Dividend per Share (DPS) PV of Share Price (ex-DPS) Present Value of Future Share Price $3.33 [Graphic Appears Here] [Graphic Appears Here] Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] [Graphic Appears Here] YE 2009 1-yr Fwd EBITDA [2] Implied EV Net Debt / (Cash) Implied Equity Value [3] Fully Diluted # of Shares (mm) [Graphic Appears Here] 62.6 [Graphic Appears Here] Share Share per Future Implied Price Dividend $3.33 | | | | | | | | | 74 239 (50) 289 75.8 3.80 0.46 $ 2.51 0.30 YE 2012 $ $ $ $ 71 231 (50) 281 75.8 3.71 0.21 $ 2.80 0.16 $ $ $ $ YE 2011 — 53 172 (50) 222 75.6 2.93 0.38 $ 2.55 0.33 $ $ $ $ YE 2010 ts 100% of the available FCF, with a minimum cash balance of $50mm. guidance. FMC projections remain unchanged. Downside Case EV-DO and FMC projections include Management Corporate Risk Adjustmen Discounted to 31-Dec-2009 at a 15.0% discount rate. Assuming an initial special dividend of $209mm and then a distribution of Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.2x as of 04-Dec-2009. Assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 04-Dec-2009, 14.1mm outstanding options as of 31-Oct-2009 with a weighted strike price of $3.55 per Atlas Q3 2009 10Q filing and Atlas Management). The analysis does not include any future stock options grant. Source: Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management 1 2 3 27 Selected Alternatives for Atlas
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8 Jan 2010 12:10 28/49 PRELIMINARY DRAFT Future Share Price Analysis (Incl. Dividends) Recapitalization - Special Dividend Atlas Management Projections (Upside Case) — ($ in millions, except per share data) [Graphic Appears Here] [1] Present Value of Future Share Price Analysis PV of Dividend per Share (DPS) PV of Share Price (ex-DPS) | | | | | | | | | 192 621 (50) 671 76.3 8.80 1.19 5.79 0.78 YE 2012 $ $$ $ $ 167 542 (50) 592 76.2 7.77 0.73 5.88 0.55 $ $$ $ $ YE 2011 141 457 (50) 507 76.2 6.66 0.80 5.79 0.70 $ $$ $ $ YE 2010 3.33 62.6 3.33 $ $ YE 2009 [3] Future Share Price [2] Implied Future Share Dividend per Share Present Value of 1-yr Fwd EBITDA Implied EV Net Debt / (Cash) Implied Equity Value Fully Diluted # of Shares (mm) Price Sensitivity Analysis Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] [Graphic Appears Here] Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] [Graphic Appears Here] 100% of the available FCF, with a minimum cash balance of $50mm. Discounted to 31-Dec-2009 at a 15.0% discount rate. Assuming an initial special dividend of $209mm and then a distribution of Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.2x as of 04-Dec-2009. Assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 30-Oct-2009, 14.1mm outstanding options as of 31-Oct-2009 with a weighted strike price of $3.55 per Atlas Q3 2009 10Q filing and Atlas Management). The analysis does not include any future stock options grant. Source: Atlas projections per Atlas Management (Upside Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009 with Upside Case EV-DO and FMC projections excluding Management Corporate Risk Adjustments 1 2 3 28 Selected Alternatives for Atlas
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8 Jan 2010 12:10 29/49 PRELIMINARY DRAFT ture Share Price Analysis (Incl. Dividends) Recapitalization - Share Buyback Atlas Management Projections (Base Case) — Fu ($ in millions, except per share data) [Graphic Appears Here] [1] Presentation Value of Future Share Price Analysis Sensitivity Analysis Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] Present Value of Future Share Price [Graphic Appears Here] [Graphic Appears Here] Present Value of Future Share Price (incl. Dividends) Exit Year Share Share [3] [2] per Future Implied EV Shares (mm) 1-yr Fwd EBITDA Net Debt / (Cash) Implied Equity Value Fully Diluted # of Implied Price Dividend [Graphic Appears Here] [Graphic Appears Here] | | | | | | | | | 44.1 10.64 1.35 129 419 (50) 469 $ $ 6.99 0.89 YE 2012 $ $ $ 43.4 9.24 0.69 6.99 0.52 108 351 (50) 401 $$ PV of Dividend per Share (DPS) PV of Share Price (ex-DPS) $ $ YE 2011 $ — 6.30 0.84 78 41.9 7.25 0.97 $ 254 (50) 304 $$ $ YE 2010 $ weighted strike price distribution of 100% of the available FCF, with a minimum cash balance of $50mm. Discounted to 31-Dec-2009 at a 15.0% discount rate. Assuming an initial share buyback of $209mm at $7.50 pre share and then a Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.2x as of 04-Dec-2009. Assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 30-Oct-2009 net of 27.8mm of shares assumed to be bought back at a price of $7.50 per share, 14.1mm outstanding options as of 31-Oct-2009 with a of $3.55 per Atlas Q3 2009 10Q filing and Atlas Management). The analysis does not include any future stock options grant. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments 1 2 3 29 Selected Alternatives for Atlas
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8 Jan 2010 12:10 30/49 PRELIMINARY DRAFT ice Analysis (Incl. Dividends) ownside Case) — Future Share Pr Recapitalization - Share Buyback Atlas Management Projections (D ($ in millions, except per share data) [Graphic Appears Here] [1] Present Value of Future Share Price Analysis Sensitivity Analysis Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] Present Value of Future Share Price [Graphic Appears Here] [Graphic Appears Here] Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] Share Share [3] [2] per Future Implied EV Shares (mm) 1-yr Fwd EBITDA Net Debt / (Cash) Implied Equity Value Fully Diluted # of Implied Price Dividend [Graphic Appears Here] [Graphic Appears Here] | | | | | | | | | 74 41.6 6.95 0.84 239 (50) 289 $$ 4.57 0.55 YE 2012 $ $ $ 71 41.4 6.78 0.38 5.13 0.29 231 (50) 281 $$ $ PV of Dividend per Share (DPS) PV of Share Price (ex-DPS) $ $ YE 2011 — 4.84 0.63 53 39.8 5.57 0.72 $ 172 (50) 222 $$ $ YE 2010 $ weighted strike price ts distribution of 100% of the available FCF, with a minimum cash balance of $50mm. guidance. FMC projections remain unchanged. Downside Case EV-DO and FMC projections include Management Corporate Risk Adjustmen Discounted to 31-Dec-2009 at a 15.0% discount rate. Assuming an initial share buyback of $209mm at $7.50 pre share and then a Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.2x as of 04-Dec-2009. Assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 30-Oct-2009 net of 27.8mm of shares assumed to be bought back at a price of $7.50 per share, 14.1mm outstanding options as of 31-Oct-2009 with a of $3.55 per Atlas Q3 2009 10Q filing and Atlas Management). The analysis does not include any future stock options grant. Source: Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management 1 2 3 30 Selected Alternatives for Atlas
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8 Jan 2010 12:10 31/49 PRELIMINARY DRAFT Future Share Price Analysis (Incl. Dividends) Recapitalization - Share Buyback Atlas Management Projections (Upside Case) — ($ in millions, except per share data) [Graphic Appears Here] [1] Present Value of Future Share Price Analysis Sensitivity Analysis Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] PV of Dividend per Share (DPS) PV of Share Price (ex-DPS) Present Value of Future Share Price | | | | | | | | | 9.72 1.31 $$ 9.95 0.93 $$ 9.93 1.20 $$ | | | | | | | | | 45.4 14.78 1.99 192 621 (50) 671 $ $ YE 2012 $ 45.0 13.16 1.23 167 542 (50) 592 $ $ YE 2011 $ 44.4 11.42 1.38 141 457 (50) 507 $ $ YE 2010 $ [Graphic Appears Here] [Graphic Appears Here] Present Value of Future Share Price (incl. Dividends) Exit Year Share Share [3] [2] per Future Implied EV Shares (mm) 1-yr Fwd EBITDA Net Debt / (Cash) Implied Equity Value Fully Diluted # of Implied Price Dividend [Graphic Appears Here] [Graphic Appears Here] weighted strike price distribution of 100% of the available FCF, with a minimum cash balance of $50mm. Discounted to 31-Dec-2009 at a 15.0% discount rate. Assuming an initial share buyback of $209mm at $7.50 pre share and then a Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.2x as of 04-Dec-2009. Assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.6mm as of 30-Oct-2009 net of 27.8mm of shares assumed to be bought back at a price of $7.50 per share, 14.1mm outstanding options as of 31-Oct-2009 with a of $3.55 per Atlas Q3 2009 10Q filing and Atlas Management). The analysis does not include any future stock options grant. Source: Atlas projections per Atlas Management (Upside Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009 with Upside Case EV-DO and FMC projections excluding Management Corporate Risk Adjustments 1 2 3 31 Selected Alternatives for Atlas
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8 Jan 2010 12:10 32/49 PRELIMINARY DRAFT Pro Forma Financial Profile Acquisition at $7.50 per Share ($ in millions) [Graphic Appears Here] | | | | | | | | | 0.4% (100.0)% (0.8% ) 2.8% NM 28.3% 2.1% NM 32.2% 17.3% 2009 — 2013 CAGR 0 0 (6) 0 (1) (11) (29) 61 148 148 106 106 101 101 0.7% $ 2013 E $ $(60.6%) $ $72.0% (1.9%) $ $68.2% 225 0 108 (8) 103 (3) 100 (1) (16) (27) 57 150 375 108 $ 2012 E $ $ 33.9% $ $28.9% 38.5% $ $26.7% 38.8% 136 (23)78 (6) 98(26) 72 (1) (19) (17) 35 144 280 101 $ $ $ $ 2011 E $ $ 39.7% $27.9% 34.4% 25.7% 38.3% 51 (45)58 (6) 99(47) 52 (1) (21) (11) 19 150 200 103 $ $ $ $ 2010 E $ $ 31.3% $29.0% 48.4% 26.0% 58.3% 7 95 (56)39 (6) 93(60) 33 0 3 (4) 32 146 153 $ $ $ $ $ 2009 E $ $ 25.7% 21.6% EV-DO FMC Billings (Non-GAAP) % Growth EV-DO FMC EBITDA % Margin % Growth Depreciation & Amortization EV-DO FMC EBIT % Margin % Growth Financing Expenses Net Interest (Expense) / Income Tax Expense Net Income Note: Analysis assumes no contribution of FMC post 2012. Includes full recovery of $39.6mm from Nortel in 2009 Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments [1] 32 Selected Alternatives for Atlas
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8 Jan 2010 12:10 33/49 PRELIMINARY DRAFT Illustrative Return Analysis Atlas Management Projections (Base Case) Assuming $100mm for Femto Business ($ in millions) [Graphic Appears Here] Illustrative Return Analysis @ $7.50 per Share Dividends Realization of Femto Value (YE 2012) Payout / (Investment) | | | | | | | | | 8 0 0 2019 E $ 11 0 0 2018 E $ 21 0 0 2017 E $ 30 0 0 2016 E $ 30 0 0 2015 E $ 13 0 0 2014 E $ 14 0 0 2013 E $ —— — 12 100 0 2012 E $ —— — 4 0 0 2011 E $ 8 0 0 2010 E $ 0 0 2009 E $ (134) [Graphic Appears Here] Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments Note: Analysis assumes no contribution of FMC post 2012. 33 Selected Alternatives for Atlas
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8 Jan 2010 12:10 34/49 PRELIMINARY DRAFT Illustrative Return Analysis Atlas Management Projections (Downside Case) Assuming $100mm for Femto Business ($ in millions) [Graphic Appears Here] Illustrative Return Analysis @ $7.50 per Share Dividends Realization of Femto Value (YE 2012) Payout / (Investment) Total Return Profile [Graphic Appears Here] | | | | | | | | | (22) 0 0 (22) 2019 E $ 2 0 0 2 2018 E $ 4 0 0 4 2017 E $ 7 0 0 7 2016 E $ 9 0 0 9 2015 E $ 11 0 0 11 2014 E $ 4 0 0 4 2013 E $ 5 0 2012 E $100 105 1 0 0 1 2011 E $ 5 0 0 5 2010 E $ 0 0 2009 E $ (134) (134) Sensitivity Analysis IRR — No Exit with Femto Sale Price per Share IRR — No Exit with Femto Shutdown Price per Share [Graphic Appears Here] 0 15 30 46 61 76 $ NM $ $ $ $ $ [Graphic Appears Here] [Graphic Appears Here] 2010-12 overInvestment [Graphic Appears Here] [Graphic Appears Here] ts Source: Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management guidance. FMC projections remain unchanged. Downside Case EV-DO and FMC projections include Management Corporate Risk Adjustmen Note: Analysis assumes no contribution of FMC post 2012. 34 Selected Alternatives for Atlas
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8 Jan 2010 12:10 35/49 PRELIMINARY DRAFT Illustrative Return Analysis Atlas Management Projections (Upside Case) Assuming $100mm for Femto Business ($ in millions) [Graphic Appears Here] Illustrative Return Analysis @ $7.50 per Share Dividends Realization of Femto Value (YE 2012) Payout / (Investment) Total Return Profile [Graphic Appears Here] | | | | | | | | | 8 0 0 8 2019 E $ 12 0 0 12 2018 E $ 23 0 0 23 2017 E $ 33 0 0 33 2016 E $ 37 0 0 37 2015 E $ 19 0 0 19 2014 E $ 15 0 0 15 2013 E $ 13 100 0 113 2012 E $ 5 0 0 5 2011 E $ 9 0 0 9 2010 E $ 0 0 2009 E $ (134) (134) Sensitivity Analysis Price per Share [Graphic Appears Here] Price per Share [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] 2010-12 overInvestment [Graphic Appears Here] Source: Atlas projections per Atlas Management (Upside Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009 with Upside Case EV-DO and FMC projections excluding Management Corporate Risk Adjustments Note: Analysis assumes no contribution of FMC post 2012. 35 Selected Alternatives for Atlas
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8 Jan 2010 12:10 36/49 PRELIMINARY DRAFT [Graphic Appears Here] Supporting Materials Appendix A: 36 Supporting Materials
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8 Jan 2010 12:10 37/49 PRELIMINARY DRAFT Comparison of Selected Companies [Graphic Appears Here] Enterprise | | | | | | | | | x x x 16.7 16.1 12.4 24.1 12.3 16.3 16.1 12.749 27.5 35.6 24.3 NM 24.2 11.7 26.0 NM 36.7 26.6 26.0 18.8 16.0 14.0 21.0 10.8 14.9 15.0 2010 x x x Calendarized P/E NM 17.5 16.9 409.0 14.2 114.4 17.2 13.5 33.2 67.9 28.8 NM 32.2 14.3 32.0 NM 38.0 35.2 32.2 27.4 18.1 70.0 22.7 13.2 30.3 22.7 Multiples (2) — 2009 x x x 4.1 10.1 5.5 7.8 6.7 6.8 6.7 3.2 12.5 20.5 15.5 403.7 13.5 7.3 13.8 NA 17.8 63.1 14.6 6.2 8.2 9.4 NA 6.0 7.0 6.2 2010 A EBITD x x x 7.6 10.5 6.9 15.6 8.2 9.8 8.2 4.8 15.8 46.5 18.3 NM 16.7 8.9 17.9 NA 20.8 20.7 17.9 NA 10.2 14.3 5.6 6.8 9.3 8.5 2009 x x x Value Multiples (2) 0.3 3.1 0.8 0.7 0.8 1.1 0.8 0.9 3.4 3.1 5.0 1.9 3.4 1.7 2.9 1.1 5.8 3.2 3.1 0.7 2.2 0.7 0.6 1.1 1.0 0.8 2010 Sales x x x 0.3 3.3 0.8 0.7 0.8 1.2 0.8 1.2 4.1 3.7 5.9 2.2 4.0 2.2 3.3 1.2 7.2 3.8 3.7 0.7 2.5 0.7 0.6 1.1 1.5 0.9 2009 7,935 25,052 16,137 46,058 189 578 804 3,990 686 12,949 31,743 1,296 2612,360 6,0741,296 753 1,180 4219703,446 1,160 861 43,154 25,052 120,588 $ $ Enterprise Value (1) $ 7,903 30,963 19,220 47,297 433.6 737 928 4,254 955 15,017 33,936 1,593 5982,768 6,7541,593 603 1,327 1852,2242,441 1,202 965 50,130 30,963 145,264 $ $ Equity Market Cap (1) $ % % % 70 99 85 88 72 82.8 85.2 90 100 93 100 88 97 66 82 92 100 90.8 92.8 64 82 817679 78.8 80.3 % of 52 Week High ) 3.48 9.64 8.18 6.31 9.11 9.09 2.16 6.24 1.40 5.68 Closing $ 24.16 12.70 Mean Median 11.28 50.64 27.33 59.09 20.77 34.54 Mean Median 21.00 26.00 Mean Median Price ( 4-Dec-2009 Company Broad System Cisco Systems, Inc. LM Ericsson Telephone Co. Category Acme Packet, Inc. Aruba Networks, Inc. F5 Networks Inc. Infinera Corp. Juniper Networks, Sonus Networks, Mid Tier ADTRAN Inc. Powerwave Companies (3) Motorola Inc. Nokia Leaders Atlas Inc. Research in Inc. Starent Communications Technologies Inc. Corp. (Base Case Motion (4) Riverbed Networks, Corp. ADC Tellabs Inc. Alcatel-Lucent Projections) Technology, Inc. Telecommunications CommScope Inc. Inc. All research estimates have been calendarized to December. and/or other Wall Street research. BES median estimates Projected revenues, EBITDA, EBIT, and EPS are based on I Equity Market Cap based on diluted shares outstanding. Latest publicly available financial statements. LTM numbers are based on latest publicly available financial statements. Source: Sources: Not pro forma for acquisition of Nortel CDMA business and LTE assets in North America Proforma for acquisition of Chalk Media Corp announced on 11-Dec-08 (1) (2) (3) (4) Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments 37 Supporting Materials
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8 Jan 2010 12:10 38/49 PRELIMINARY DRAFT Atlas Discounted Cash Flow Analysis | | | | | | | | | 0 0 (0) 0 (0) 0 2019 E $(100.0)% n.m. $ n.m. $ 25 18 (1) 17 (6)11 2018 E $(50.0)% 72.0% $68.2% $ 50 36 (2) 34 (12)22 2017 E $(33.3)% 72.0% $68.2% $ 75 54 (3) 51 (18)33 2016 E $(25.0)% 72.0% $68.2% $ 100 72 (4) 68 (24)44 $ $ 2015 E $(20.0)% 72.0% 68.2% 125 90 (5) 86 (30)56 $ $ 2014 E $(15.1)% 72.0% 68.2% 148 106 (6) 101 (35)65 $ 2013 E $(1.4)% 72.0% $68.2% 150 108 (5) 103 (36)67 4.1% $ 2012 E $72.1% $68.8% 144 101 (3) 98 (34)63 $ $ 2011 E $(3.7)% 70.3% 67.9% Free Cash Flow Build 150 103 (3) 99 (35)65 2.7% $ $ 2010 E $68.7% 66.4% 146 95 (2) 93 (32)60 $ $ 2009 E $65.4% 63.7% in millions) % Growth % Margin % Margin $ Billings (Non-GAAP) EBITDA (—) Depreciation and Amortization Operating Income on Billings (—) Taxes Operating Income Before Interest After Tax EV-DO ( Business Equity Value Per Share — Sensitivity Analysis [Graphic Appears Here] WACC [Graphic Appears Here] [Graphic Appears Here] Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments Note: Assumes 17.5% WACC and tax rate of 35.0%. 38 Supporting Materials
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8 Jan 2010 12:10 39/49 PRELIMINARY DRAFT Atlas Discounted Cash Flow Analysis [Graphic Appears Here] [Graphic Appears Here] | | | | | | | | | 23 (4) 19 (7) 13 332 6.9% $5.8% $ $47.6% 2013 E 0 (3) (3) 1 (2) 225 $ $ 0.2% $65.4% (1.3)% 2012 E (3) 9 (23) (26) (17) 136 $ $ $167.6% (16.8)% (18.8)% 2011 E 51 (3) 17 (45) (47) (31) $(87.5)% $(92.8)% $ 2010 E Free Cash Flow Build 2009 E in millions) FMC Business $ Billings (Non-GAAP) % Growth EBITDA % Margin (—) Depreciation and Amortization Operating Income on Billings % Margin (—) Taxes Operating Income Before Interest After Tax ( [Graphic Appears Here] [Graphic Appears Here] Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments Note: Assumes 27.5% WACC, a 12.5x EV / EBITDA terminal value multiple, and a tax rate of 35.0%. 39 Supporting Materials
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8 Jan 2010 12:10 40/49 Illustrative Atlas WACC Analysis Assuming No Leverage [Graphic Appears Here] PRELIMINARY DRAFT [Graphic Appears Here] | | | | | | | | | 0 $195 395 WACC 22.15% 18.41% 16.17% 14.67% 13.61% mm) $ Ke 9.42% 10.13% 10.83% 11.54% 12.24% Current Capital Structure ( Wc 163.3% 97.5% 58.0% 31.6% 12.8% 0 50 $100 150 200 $ Gross Debt Excess Cash [1] Basic Mkt Cap Min Cash $ $ $ Wd Wc We Rf 2a 2e ERP Ke 0.0% 97.5% 197.5% 4.30% 1.32 0.90 6.47% 10.13% OK WACC Calculation Target Capital Structure (%) Asset Beta (Comps Median) Gross Debt / (Debt — Excess Cash + Equity) Excess Cash / (Debt — Excess Cash + Equity) Equity / (Debt — Excess Cash + Equity) Risk-Free Rate [2] Equity Beta (Relevered) Equity Risk Premium [3] Cost of Equity [Graphic Appears Here] | | | | | | | | | Asset Beta 1.60 Asset Beta 1.39 1.40 2.49 1.14 1.12 1.26 1.32 1.47 Tax Rate 35.0% Tax Rate 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% Net Debt / Equity Ratio (0.62) Net Debt / Equity Ratio (0.24) (0.31) (0.57) (0.16) 1.27 0.25 (0.20) 0.04 Basic Market Cap (mm) 395 Basic Market Cap (mm) 657 878 593 2,491 185 603 Net Debt (mm) (245) Net Debt (mm) (159) (269) (338) (407) 236 150 Total Cash (mm) 245 Total Cash (mm) 159 269 338 407 45 512 Total Debt (mm) 0 Total Debt (mm) 0 0 0 0 281 662 Currency USD Currency USD USD USD USD USD USD Barra Predicted Equity Beta 0.95 Barra Predicted Equity Beta 1.18 1.12 1.57 1.02 2.05 1.46 1.32 1.40 Median Mean Atlas Comparable Company Acme Packet, Inc. Infinera Corp. Sonus Networks, Inc. Starent Networks, Corp. Powerwave Technologies Inc. ADC Telecommunications Inc. Assumes minimum cash of $50mm. Cash balance as of 30-Sep-2009 per Atlas Q3 2009 10Q filling including full recovery of $39.6mm from Nortel in 2009 Current U.S. 30 year Treasury rate as of 04-Dec-2009. Ibbotson’s equity risk premium from 1926 — 2008. Not applicable given target cost structure includes no debt. Assumes U.S. statutory tax rate. Source: Companies’ filings, predicted beta information from Barra, Capital IQ, market data as of 04-Dec-2009 1 2 3 4 5 Exhibit c—7 .pdf 40 Supporting Materials
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8 Jan 2010 12:10 41/49 PRELIMINARY DRAFT Illustrative Atlas WACC Analysis [Graphic Appears Here] | | | | | | | | | 25% Increase in 60 0 90 $12.88% 13.12% 13.37% mm) $ Current Asset Beta Ke 12.88% 13.50% 14.27% PF Capital Structure ( Gross Debt Excess Cash [1] Implied Equity (@ Constant EV) Wd Wc We 40.0% 0.0% 60.0% 0.67 Target Capital Structure (%) Assuming Gross Debt / (Debt — Excess Cash + Equity) Excess Cash / (Debt — Excess Cash + Equity) Equity / (Debt — Excess Cash + Equity) Implied Net Debt / Equity Ratio Leverage [Graphic Appears Here] [Graphic Appears Here] Assumes a full distribution of cash on balance sheet. Current U.S. 30 year Treasury rate as of 04-Dec-2009. Ibbotson’s equity risk premium from 1926 — 2008. Assumes U.S. statutory tax rate. Source: Companies’ filings, predicted beta information from Barra, Capital IQ, market data as of 04-Dec-2009 1 2 3 4 41 Supporting Materials
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8 Jan 2010 12:10 42/49 PRELIMINARY DRAFT ons Per Atlas Management Atlas Management Projecti EV-DO Projections Per Atlas Management (Base Case) [Graphic Appears Here] | | | | | | | | | (2.8) 1.5 (9.1) (7.6) 5.2% (2.4) (27.4) $150.4 147.6 (1.4)% 140.0 94.8% (25.0) 18.6% $ 2013 E (5.2) 4.1% 3.1 (9.5) (6.4) 4.3% (1.7) (28.7) $155.0 149.8 143.3 95.7% (27.0) 19.1% $ 2012 E (7.7) 4.6 (9.4) (4.8) 3.4% (1.4) (30.2) $151.7 143.9 (3.7)% 139.1 96.6% (28.8) 21.0% $ 2011 E (2.5) 2.7% 1.5 (10.9) (9.4) 6.3% (0.6) (30.9) $152.0 149.5 140.2 93.7% (30.3) 20.6% $ 2010 E 0.0 (0.0) (12.7) 8.7% (0.0) (30.5) $145.6 145.6 (12.7) 132.8 91.3% (30.4) 20.9% $ 2009 E Corporate Risk Adjustment Standalone Billings (Non-GAAP) % Growth Corporate Risk Adjustment Standalone COGS on Billings % Margin Gross Profit on Billings % Margin Corporate Risk Adjustment Standalone R&D Expense % Margin Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments 42 Supporting Materials
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8 Jan 2010 12:10 43/49 PRELIMINARY DRAFT ons Per Atlas Management nagement (Base Case) Atlas Management Projecti FMC Projections Per Atlas Ma [Graphic Appears Here] | | | | | | | | | (25.0) 357.4 332.4 47.6% 13.3 64.4% 118.2 35.6% (21.9) (34.9) (56.8) 17.1% (7.1) $ (227.4) (214.2) $ 2013 E 27.6 76.7 (6.2) (46.8) 272.0 225.2 65.4% 65.9% 34.1% (15.4) (30.7) (46.1) 20.5% $ (176.1) (148.5) $ 2012 E (69.7) 205.9 136.1 41.3 (93.3) 68.5% 42.9 31.5% (12.2) (28.0) (40.2) 29.5% (6.2) $167.6% (134.6) $ 2011 E 73.4 50.9 13.5 7.3 (5.2) 0.0 (22.5) (57.0) (43.5) 85.6% $ 14.4% (28.5) (33.8) 66.3% $616.9% 2010 E 0.0 7.1 7.1 (0.2) (8.9) (9.1) (2.0) (0.2) 0.0 $ $ (35.6) (35.8) 128.4% (28.4)% 504.9% 2009 E Corporate Risk Adjustment Standalone Billings (Non-GAAP) % Growth Corporate Risk Adjustment Standalone COGS on Billings % Margin Gross Profit on Billings % Margin Corporate Risk Adjustment Standalone R&D Expense % Margin Corporate Risk Adjustment Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments 43 Supporting Materials
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8 Jan 2010 12:10 44/49 PRELIMINARY DRAFT ons Per Atlas Management Atlas Management Projecti UMTS Femto Projections Per Atlas Management (Base Case) [Graphic Appears Here] | | | | | | | | | | | | | | 167.9 54.0% 59.6% 67.8 40.4% (17.9) 10.7% (10.0) 6.0% (3.8) 2.3% 0.0 0.0% 0.0 0.0% (31.7) 18.9% (100.1) $ $ 2013 E 109.0 32.6% (63.2) 58.0% 45.8 42.0% (14.2) 13.0% (8.0) 7.3% (3.0) 2.7% 0.0 0.0% 0.0 0.0% (25.1) 23.0% $ $ 2012 E 82.2 (46.9) 57.1% 35.3 42.9% (11.8) 14.4% (6.8) 8.3% (2.3) 2.8% 0.0 0.0% 0.0 0.0% (21.0) 25.5% $539.1% $ 2011 E 12.9 1.7 (6.0) (2.0) 0.0 0.0% 0.0 0.0% (11.1) 86.5% $13.5% (11.7) 90.9% 46.6% 15.5% (19.7) $1928.7% 153.0% 2010 E 0.6 (1.3) (0.7) (7.0) (2.6) 0.0 0.0% 0.0 0.0% $ $ (15.0) (24.5) 204.4% (104.4)% 2359.9% 1098.6% 404.1% 3862.6% 2009 E Billings (Non-GAAP) % Growth COGS on Billings % Margin Gross Profit on Billings % Margin R&D Expense % Margin Sales and Marketing % Margin General and Admin. % Margin IPR&D % Margin Stock Based Comp. Expense % Margin Total Operating Expenses % Margin Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments 44 Supporting Materials
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8 Jan 2010 12:10 45/49 PRELIMINARY DRAFT ons Per Atlas Management Atlas Management Projecti CDMA Femto Projections Per Atlas Management (Base Case) [Graphic Appears Here] | | | | | | | | | | | | | | | | | | | 188.9 16.3% 67.3% 61.7 32.7% (17.0) 9.0% (5.8) 3.1% (3.4) 1.8% 0.0 0.0% 0.0 0.0% (26.1) 13.8% (127.2) $ $ 2013 E 162.4 33.6% 69.4% 49.7 30.6% (16.5) 10.2% (4.6) 2.8% (3.0) 1.9% 0.0 0.0% 0.0 0.0% (24.1) 14.8% (112.7) $ $ 2012 E 121.6 (86.8) 71.4% 34.8 28.6% (15.5) 12.8% (3.8) 3.2% (2.5) 2.1% 0.0 0.0% 0.0 0.0% (21.9) 18.0% 109.8% $ $ 2011 E 57.9 (44.6) 13.4 (16.0) (3.9) 6.8% (2.5) 4.3% 0.0 0.0% 0.0 0.0% 76.9% 23.1% 27.7% (22.4) 38.7% $972.7% $(15.6)% 2010 E 5.4 (5.9) (0.5) (3.9) (2.7) 0.0 0.0% 0.0 0.0% $ $(9.6)% (18.0) 72.2% 50.1% (24.7) 109.6% 334.1% 456.4% 2009 E Billings (Non-GAAP) % Growth COGS on Billings % Margin Gross Profit on Billings % Margin R&D Expense % Margin Sales and Marketing % Margin General and Admin. % Margin IPR&D % Margin Stock Based Comp. Expense % Margin Total Operating Expenses % Margin Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments 45 Supporting Materials
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8 Jan 2010 12:10 46/49 PRELIMINARY DRAFT ons Per Atlas Management Atlas Management Projecti UAG Projections Per Atlas Management (Base Case) [Graphic Appears Here] | | | | | | | | | | | | | | | | | | | 0.6 0.0% (0.2) 0.5 0.0 0.0% 0.0 0.0% (0.0) 3.1% 0.0 0.0% 0.0 0.0% (0.0) 3.1% 0.4 $26.8% $73.2% $70.1% 2013 E 0.6 (0.2) 0.5 0.0 0.0% 0.0 0.0% (0.0) 3.0% 0.0 0.0% 0.0 0.0% (0.0) 3.0% 0.5 $(70.0)% 26.3% $73.7% $70.7% 2012 E 2.1 (0.8) 1.3 (0.7) (0.0) 2.3% (0.1) 5.7% 0.0 0.0% 0.0 0.0% (0.9) 0.4 $(17.4)% 39.5% $60.5% 33.0% 41.0% $19.6% 2011 E 2.6 (1.4) 1.2 (0.8) (0.3) (0.2) 6.6% 0.0 0.0% 0.0 0.0% (1.3) (0.1) $149.2% 52.9% $47.1% 32.3% 13.4% 52.2% $(5.1)% 2010 E 1.0 (1.7) (0.7) (2.6) (1.3) (0.5) 0.0 0.0% 0.0 0.0% (4.4) (5.1) $166.7% $(66.7)% 252.1% 125.2% 50.4% 427.7% $(494.4)% 2009 E Billings (Non-GAAP) % Growth COGS on Billings % Margin Gross Profit on % Margin R&D Expense % Margin Sales and Marketing General and Admin. IPR&D % Margin Stock Based Comp. Total Operating Operating Income on % Margin Billings % Margin % Margin Expense % Margin Expenses % Margin Billings Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentation to Atlas Board of Directors on 24-Nov-2009. Base Case EV-DO and FMC projections include Management Corporate Risk Adjustments 46 Supporting Materials B78823_234